UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

ITEM 1.     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset

Money Market Fund

Western Asset

Government Money Market

Fund

ANNUAL REPORT

DECEMBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Money Market Fund Western Asset Government Money Market Fund

Annual Report • December 31, 2007

What’s Inside
	Letter from the Chairman	I

	Funds Overview	1

	Fund at a Glance	4

	Fund Expenses	6

	Schedules of Investments	8

	Statements of Assets and Liabilities	21

	Statements of Operations	22
Funds’ Objective
	Statements of Changes in Net Assets	23

Each Fund seeks maxi
mum current income and
preservation of capital.
An investment in the
Funds is neither insured nor guaranteed by the
Federal Deposit
Insurance Corporation
(“FDIC”) or any other
government agency.
Although the Funds seek
to preserve the value of
your investment at $1.00
per share, it is possible to
lose money by investing
in the Funds.

	Financial Highlights	25

	Notes to Financial Statements	30

	Report of Independent Registered Public Accounting Firm	41

	Board Approval of Management and Subadvisory Agreements	42

	Additional Information	50

	Important Tax Information	55

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

          Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier,

Legg Mason Partners Money Market Trust	I

should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

          During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, l0-year Treasury yields fell from 4.71% to 4.04%.

          During the reporting period, the yields available from money market instruments fluctuated given the changing short-term interest rate environment.

          The current market challenges have not affected the Funds’ $1.00 share price. Additionally, we believe that the current situation should not affect the Funds’ $1.00 share price, going forward. Over time, we also believe that the Funds’ returns should remain competitive.

II	Legg Mason Partners Money Market Trust

          Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected each Fund’s performance.

Special Shareholder Notices

Western Asset Money Market Fund

Prior to April 16, 2007, Western Asset Money Market Fund was known as Smith Barney Money Funds, Inc.—Cash Portfolio.

Western Asset Government Money Market Fund

Prior to April 16, 2007, Western Asset Government Money Market Fund was known as Smith Barney Money Funds, Inc.—Government Portfolio.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds are not in a position to predict the outcome of these requests and investigations.

          Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Money Market Trust	III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Legg Mason Partners Money Market Trust

Funds Overview

Q. What were the overall market conditions during the Funds’ reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

          However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.

Performance Review

Western Asset Money Market Fund

As of December 31, 2007, the seven-day current yield for Class A shares of Western Asset Money Market Fund was 4.49% and its seven-day effective yield, which reflects compounding, was 4.59%.1

Western Asset Government Money Market Fund

As of December 31, 2007, the seven-day current yield for Class A shares of Western Asset Government Money Market Fund was 4.00% and its seven-day effective yield, which reflects compounding, was 4.08%.1

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Legg Mason Partners Money Market Trust 2007 Annual Report	1

Legg Mason Partners Money Market Trust Yields as of December 31, 2007 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Money Market Fund

Class A Shares	4.49%	4.59%

Class B Shares	4.02%	4.10%

Class C Shares	3.65%	3.72%

Class I Shares	4.63%	4.73%

Government Money Market Fund

Class A Shares	4.00%	4.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end for Western Asset Money Market Fund, please visit our website at www.leggmason.com/individualinvestors.

An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Q. What were the most significant factors affecting each Fund’s performance?

A. A global liquidity crisis, subprime mortgage related concerns and a slowdown in the U.S. housing market resulted in an aggressive reduction of short-term interest rates by the Fed. The Fed lowered rates at each of its final three meetings of the year, bringing the federal funds rate from 5.25% in September 2007 to 4.25% at the end of the reporting period. In response, we progressively extended the average maturities of both the Money Market Fund and Government Money Market Fund, particularly in the second half of the calendar year, in order to lock in higher-yielding securities.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	Legg Mason Partners Money Market Trust 2007 Annual Report

Q. Were there any significant changes to the Funds during the reporting period?

A. In the Money Market Fund, we continued to reduce exposure to commercial paper, particularly asset-backed commercial paper. At the same time, we increased holdings in highly-rated bank obligations and various government agencies.

          There were no significant changes made to the Government Money Market Fund over the reporting period. We continued to maintain a diverse portfolio across the various government and agency issuers, investing in both fixed and floating rate securities.

          Thank you for your investment in Western Asset Money Market Fund and Western Asset Government Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Funds. Please see the Funds’ prospectuses for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Partners Money Market Trust 2007 Annual Report	3

Fund at a Glance (unaudited)

Western Asset Money Market Fund

Investment Breakdown

4	Legg Mason Partners Money Market Trust 2007 Annual Report

Fund at a Glance (unaudited) (continued)

Western Asset Government Money Market Fund

Investment Breakdown

Legg Mason Partners Money Market Trust 2007 Annual Report	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

          The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Western Asset Money Market Fund:
Class A	2.41%	$1,000.00	$1,024.10	0.51%	$2.60

Class B	2.15	1,000.00	1,021.50	1.05	5.35

Class C	2.04	1,000.00	1,020.40	1.26	6.42

Class I	2.48	1,000.00	1,024.80	0.38	1.94

Western Asset Government Money Market Fund:
Class A	2.27%	$1,000.00	$1,022.70	0.54%	$2.75

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Money Market Trust 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Western Asset Money Market Fund:
Class A	5.00%	$1,000.00	$1,022.63	0.51%	$2.60

Class B	5.00	1,000.00	1,019.91	1.05	5.35

Class C	5.00	1,000.00	1,018.85	1.26	6.41

Class I	5.00	1,000.00	1,023.29	0.38	1.94

Western Asset Government Money Market Fund:
Class A	5.00%	$1,000.00	$1,022.48	0.54%	$2.75

(1)	For the six months ended December 31, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Money Market Trust 2007 Annual Report	7

Schedules of Investments (December 31, 2007)
WESTERN ASSET MONEY MARKET FUND

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.3%
Commercial Paper — 28.3%
$110,000,000	Allied Irish Banks PLC, 5.094% due 2/19/08 (a)(b)	$109,250,640
	Australia & New Zealand:
43,000,000	5.021% due 1/16/08 (a)(b)	42,910,417
167,000,000	4.751% due 3/28/08 (a)(b)	165,105,176
	Bank of America Corp.:
85,000,000	5.019% due 1/15/08 (a)	84,836,044
90,000,000	5.000% due 4/3/08 (a)	88,866,563
	Bank of Ireland:
108,000,000	5.170% due 1/15/08 (a)(b)	107,785,800
134,370,000	4.993% due 1/23/08 (a)(b)	133,965,173
48,000,000	4.942% due 1/24/08 (a)(b)	47,850,347
50,000,000	4.993% due 2/19/08 (a)(b)	49,664,486
80,000,000	4.654% due 3/31/08 (a)(b)	79,080,000
100,000,000	4.815% due 4/22/08 (a)(b)	98,537,778
30,000,000	Bank of Scotland PLC, 4.838% due 2/25/08 (a)	29,781,833
	CBA Delaware Finance:
80,000,000	4.983% due 2/20/08 (a)	79,453,333
128,000,000	5.120% due 3/10/08 (a)	126,759,840
104,600,000	4.983% due 3/14/08 (a)	103,556,441
50,000,000	4.977% due 3/20/08 (a)	49,460,715
	Chesham Finance LLC:
82,000,000	5.374% due 1/2/08 (b)	81,988,087
141,750,000	5.193% due 1/8/08 (b)	141,748,928
	Danske Corp.:
100,000,000	5.251% due 1/18/08 (a)(b)	99,761,528
247,000,000	4.706%-4.790% due 2/1/08 (a)(b)	245,999,467
50,000,000	5.144% due 2/20/08 (a)(b)	49,650,000
100,000,000	4.698% due 3/3/08 (a)(b)	99,197,444
99,500,000	4.629% due 8/4/08 (a)(b)	96,831,410
64,700,000	Depfa Bank PLC, 4.917% due 2/19/08 (a)(b)	64,273,771
	Dexia Delaware LLC:
100,000,000	5.112% due 1/16/08 (a)	99,789,792
125,000,000	4.964% due 1/24/08 (a)	124,608,681
126,600,000	5.179% due 2/8/08 (a)	125,914,461
83,925,000	5.003% due 2/14/08 (a)	83,416,228
85,000,000	4.911% due 2/15/08 (a)	84,484,688
21,700,000	Export Development Corp., 5.267% due 2/4/08 (a)	21,594,864
	General Electric Capital Corp.:
110,000,000	5.367% due 3/14/08 (a)	108,849,033
84,000,000	5.227% due 4/25/08 (a)	82,650,283
80,000,000	5.173% due 5/2/08 (a)	78,649,867
150,000,000	4.737% due 5/19/08 (a)	147,330,041
200,000,000	5.141% due 6/3/08 (a)	195,765,000
105,000,000	4.497% due 8/25/08 (a)	101,993,062

See Notes to Financial Statements.

8	Legg Mason Partners Money Market Trust 2007 Annual Report

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Commercial Paper — 28.3% (continued)
$115,600,000	Goldman Sachs, 5.219% due 1/8/08 (a)	$115,483,116
18,371,000	ING America Insurance Holdings, 5.012% due 3/12/08 (a)	18,191,653
	ING Funding LLC:
85,000,000	5.068% due 2/20/08 (a)	84,412,083
65,000,000	4.911% due 2/22/08 (a)	64,546,517
87,000,000	4.946% due 2/28/08 (a)	86,315,987
82,650,000	5.072% due 3/10/08 (a)	81,857,145
85,000,000	4.994% due 3/14/08 (a)	84,150,260
46,500,000	4.692% due 4/3/08 (a)	45,947,425
120,000,000	4.697% due 5/2/08 (a)	118,121,200
85,000,000	4.798% due 6/10/08 (a)	83,220,950
	JPMorgan Chase:
181,975,000	5.116% due 1/22/08 (a)	181,441,055
97,000,000	5.147% due 2/7/08 (a)	96,495,546
150,000,000	5.257%-5.259% due 2/19/08 (a)	148,954,667
155,000,000	5.076% due 3/24/08 (a)	153,231,062
170,000,000	KBC Financial Products International, 5.043% due 2/19/08 (a)(b)	168,847,684
	Lloyds Bank PLC:
76,400,000	4.432% due 1/22/08 (a)	76,203,015
100,000,000	4.649% due 4/1/08 (a)	98,847,333
100,000,000	Morgan Stanley Dean Witter Co., 4.090% due 2/15/08	100,000,000
60,000,000	Morrigan TRR Funding LLC, 5.300% due 1/25/08 (a)(b)	59,796,000
	Natixis:
160,000,000	4.839% due 1/25/08 (a)(b)	159,485,866
86,500,000	4.804% due 2/8/08 (a)	86,067,212
85,000,000	5.091% due 2/13/08 (a)	84,487,792
45,800,000	Nestle Capital Corp., 5.345% due 1/17/08 (a)(b)	45,693,540
	Sanpaolo IMI U.S. Financial Co.:
165,000,000	5.179% due 1/4/08 (a)	164,929,737
265,000,000	5.231-5.269% due 1/7/08 (a)	264,769,017
129,984,000	5.141% due 1/22/08 (a)	129,597,298
127,250,000	5.100% due 3/6/08 (a)	126,093,174
	Skandinaviska Enskilda Banken:
56,225,000	4.806% due 2/1/08 (a)(b)	55,995,024
144,000,000	5.186% due 2/12/08 (a)(b)	143,144,040
100,000,000	4.766% due 3/3/08 (a)(b)	99,192,278
	Societe Generale N.A.:
105,000,000	4.969% due 2/21/08 (a)	104,270,381
225,000,000	4.751% due 3/3/08 (a)	223,188,437
130,000,000	5.372% due 3/14/08 (a)	128,638,449
	Swedbank:
60,000,000	5.251% due 1/9/08 (a)	59,930,400
60,000,000	5.253% due 1/11/08 (a)	59,913,000
86,000,000	5.292% due 1/14/08 (a)	85,836,492

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	9

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Commercial Paper — 28.3% (continued)
$25,950,000	4.569% due 1/15/08 (a)	$25,903,982
131,200,000	4.573%-4.978% due 1/23/08 (a)	130,810,526
104,200,000	4.574%-4.942% due 1/24/08 (a)	103,882,120
133,000,000	5.152% due 3/6/08 (a)	131,778,894
88,000,000	5.101% due 3/13/08 (a)	87,113,840
	Toyota Motor Credit Corp.:
36,900,000	5.184% due 5/2/08 (a)	36,276,001
85,000,000	5.193% due 5/8/08 (a)	83,488,889
	UBS Finance Delaware LLC:
50,000,000	5.240% due 2/4/08 (a)	49,758,931
106,750,000	5.085% due 2/13/08 (a)	106,112,465
50,000,000	5.263% due 2/21/08 (a)	49,636,979
100,000,000	5.238% due 6/3/08 (a)	97,844,000
110,000,000	Westpac Banking Corp., 4.991% due 3/12/08 (a)(b)	108,930,463

	Total Commercial Paper	8,430,193,146

Certificates of Deposit — 5.0%
	American Express Bank:
100,000,000	4.900% due 1/24/08	100,000,000
120,000,000	4.930% due 2/15/08	120,000,000
85,000,000	American Express Centurion Bank, 4.850% due 1/28/08	85,000,000
	Bank of America NA:
138,000,000	5.400% due 1/15/08	138,000,000
138,000,000	5.040% due 3/13/08	138,000,000
83,000,000	4.950% due 4/15/08	83,000,000
	Citibank NA:
100,000,000	4.860% due 6/3/08	100,000,000
100,000,000	4.570% due 9/3/08	100,000,000
88,000,000	HSBC Bank USA, 5.380% due 2/28/08	88,000,690
76,370,000	JPMorgan Chase, 5.130% due 4/14/08	76,370,000
	Wachovia Bank NA:
80,000,000	5.350% due 2/25/08	80,000,000
87,525,000	5.400% due 3/28/08	87,525,000
145,000,000	4.800% due 5/27/08	145,000,000
75,000,000	5.200% due 10/3/08 (c)	74,978,987
86,500,000	4.500% due 12/1/08	86,500,000

	Total Certificates of Deposit	1,502,374,677

Certificates of Deposit (Euro) — 0.5%
50,000,000	Barclays Bank PLC, 5.393% due 2/4/08	50,009,010
100,000,000	Unicredito Italiano SpA, 5.370% due 2/19/08	100,000,000

	Total Certificates of Deposit (Euro)	150,009,010

See Notes to Financial Statements.

10	Legg Mason Partners Money Market Trust 2007 Annual Report

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 51.7%
$175,000,000	Abbey National Treasury, 4.730% due 2/1/08	$175,000,000
	ABN Amro Bank NV:
100,000,000	4.785% due 1/31/08	100,000,412
98,000,000	4.810% due 2/29/08	98,000,000
74,900,000	5.410% due 7/11/08	74,956,202
	Allied Irish Banks PLC:
110,000,000	4.770% due 4/1/08	110,000,000
128,000,000	4.880% due 6/10/08	128,000,000
	Banco Bilbao:
117,300,000	5.400% due 1/3/08	117,300,065
126,000,000	5.250% due 1/7/08	126,001,035
130,000,000	5.100% due 3/4/08	130,000,000
170,000,000	4.810% due 3/21/08	170,003,732
110,000,000	Bank of Ireland, 4.980% due 3/17/08	110,039,828
80,000,000	Bank of Montreal, 5.300% due 1/4/08	80,000,000
	Bank of Nova Scotia:
100,000,000	4.950% due 1/17/08	100,000,000
165,000,000	4.850% due 1/22/08	165,000,000
128,000,000	4.980% due 2/20/08	128,000,000
206,000,000	4.750% due 3/27/08	206,000,000
70,560,000	4.800% due 6/6/08	70,560,000
31,000,000	5.170% due 7/7/08	31,000,000
50,000,000	5.030% due 9/17/08	50,000,000
	Bank of Scotland PLC:
100,000,000	5.150% due 2/29/08	100,000,000
87,000,000	5.080% due 4/18/08	87,021,674
88,000,000	5.040% due 4/21/08	88,000,000
98,000,000	4.910% due 4/23/08	98,034,341
88,000,000	4.700% due 5/1/08	87,984,652
	Bank of Tokyo:
85,000,000	5.220% due 1/10/08	85,000,000
50,000,000	5.150% due 1/15/08	49,999,282
100,000,000	5.285% due 2/11/08	100,000,000
192,650,000	5.440% due 3/13/08	192,650,000
100,000,000	5.000% due 4/18/08	100,000,000
100,000,000	5.230% due 5/9/08	100,000,000
75,000,000	5.260% due 5/19/08	75,000,000
99,000,000	5.240% due 5/27/08	99,000,000
48,000,000	4.840% due 6/12/08	48,000,000
	Barclays Bank PLC NY:
101,500,000	5.370% due 1/29/08	101,500,000
84,000,000	5.285% due 2/11/08	84,000,000
88,000,000	4.930% due 2/25/08	88,000,000
73,650,000	5.100% due 2/27/08	73,650,000
100,000,000	4.780% due 3/3/08	100,000,000

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	11

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 51.7% (continued)
	Barclays Bank PLC NY:
$95,000,000	5.500% due 3/11/08	$95,000,000
83,000,000	5.000% due 3/20/08	83,000,000
75,000,000	4.790% due 3/26/08	75,000,000
37,350,000	5.090% due 4/17/08	37,361,548
14,298,000	4.820% due 5/27/08	14,298,000
	BNP Paribas NY Branch:
75,000,000	5.285% due 2/8/08	75,000,000
100,000,000	5.010% due 2/21/08	100,000,000
79,335,000	5.130% due 3/4/08	79,335,000
73,000,000	5.360% due 3/6/08	73,000,000
85,000,000	5.000% due 3/14/08	85,000,000
49,000,000	5.400% due 3/17/08	49,000,000
105,000,000	4.920% due 3/26/08	105,000,000
75,000,000	5.200% due 5/13/08	75,000,000
85,000,000	4.760% due 6/20/08	85,000,000
70,000,000	5.390% due 6/23/08	70,000,000
85,000,000	5.385% due 7/16/08	85,000,000
	Calyon NY Branch:
102,550,000	5.080% due 1/22/08	102,567,825
25,000,000	5.260% due 3/3/08	24,997,044
171,000,000	5.070% due 3/10/08	171,000,000
85,000,000	5.030% due 3/14/08	85,000,000
169,000,000	4.680% due 3/31/08	168,992,262
	Canadian Imperial Bank:
85,000,000	4.760% due 1/31/08	84,980,133
197,000,000	4.820% due 2/13/08	197,000,000
100,000,000	5.120% due 3/3/08	100,000,000
87,087,000	4.860% due 6/3/08	87,087,000
100,000,000	4.410% due 7/7/08	100,000,000
58,000,000	4.180% due 11/5/08	57,695,374
	Credit Suisse New York:
100,000,000	4.850% due 1/28/08	100,000,000
25,000,000	5.390% due 1/30/08	25,000,000
75,000,000	5.350% due 2/11/08	75,000,000
100,000,000	5.293% due 2/20/08	99,999,657
50,000,000	5.345% due 2/27/08	50,000,000
80,183,000	5.270% due 5/14/08	80,183,000
77,000,000	5.400% due 6/5/08	77,000,000
	Depfa Bank PLC:
145,000,000	5.240% due 1/7/08	145,000,000
86,000,000	5.070% due 1/14/08	86,000,000
100,000,000	5.125% due 1/22/08	100,000,000
100,000,000	4.920% due 2/26/08	100,000,000

See Notes to Financial Statements.

12	Legg Mason Partners Money Market Trust 2007 Annual Report

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 51.7% (continued)
	Deutsche Bank AG NY:
$67,000,000	5.280% due 1/30/08	$67,000,000
85,000,000	5.325% due 2/19/08	85,000,000
200,000,000	4.690% due 3/3/08	200,000,000
168,750,000	5.030% due 3/17/08	168,750,000
	Dexia Credit Local:
170,000,000	5.020% due 2/20/08	170,000,000
78,000,000	5.090% due 2/28/08	78,000,000
131,000,000	Dresdner Bank AG NY, 4.800% due 1/25/08	131,000,000
	Fortis Bank NY:
110,000,000	4.600% due 1/28/08	110,000,000
35,000,000	5.305% due 2/19/08	35,000,229
225,000,000	4.700% due 2/29/08	225,000,000
	HBOS Treasury Services NY:
70,500,000	5.300% due 1/16/08	70,500,000
29,250,000	5.320% due 2/25/08	29,250,000
150,000,000	5.480% due 3/7/08	150,000,000
85,000,000	5.300% due 5/22/08	85,019,725
	KBC Bank NV:
100,000,000	5.350% due 2/6/08	100,004,878
75,000,000	5.100% due 2/20/08	75,002,581
	Lloyds Bank PLC:
290,000,000	4.850% due 1/25/08	290,000,000
85,000,000	4.750% due 1/28/08	85,000,000
25,400,000	5.060% due 2/6/08	25,398,920
98,000,000	4.930% due 2/20/08	97,996,671
23,000,000	5.300% due 2/22/08	23,000,000
214,600,000	5.030% due 3/5/08	214,600,000
	Natixis:
100,000,000	5.350% due 2/4/08	100,011,551
133,000,000	5.200% due 3/5/08	133,000,000
	Nordea Bank Finland NY:
100,000,000	5.310% due 2/14/08	100,000,595
74,170,000	4.820% due 10/22/08	74,227,995
82,500,000	4.700% due 10/24/08	82,594,376
45,000,000	4.670% due 11/5/08	45,068,740
	Rabobank Nederland:
170,000,000	4.900% due 1/23/08	170,000,000
100,000,000	4.750% due 1/30/08	100,000,000
87,000,000	4.950% due 2/21/08	87,000,000
147,000,000	5.050% due 3/4/08	147,000,000
	Royal Bank of Canada NY:
136,000,000	4.750% due 3/10/08	136,000,000
135,000,000	4.630% due 5/2/08	135,000,000
86,000,000	5.360% due 6/5/08	86,041,336

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	13

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 51.7% (continued)
	Royal Bank of Scotland NY:
$75,000,000	4.800% due 1/29/08	$74,984,703
75,000,000	5.300% due 1/30/08	75,005,983
125,000,000	5.170% due 2/8/08	125,000,000
183,500,000	4.860% due 2/13/08	183,500,000
90,000,000	4.950% due 2/19/08	90,000,000
109,000,000	5.300% due 2/19/08	109,000,000
30,000,000	5.420% due 3/10/08	30,000,000
120,000,000	5.190% due 5/5/08	120,000,000
39,100,000	4.920% due 6/4/08	39,099,889
	Skandinaviska Enskilda Banken:
100,000,000	5.095% due 1/18/08	100,000,233
62,000,000	5.170% due 1/18/08	62,002,165
50,000,000	4.790% due 2/4/08	50,001,836
	Societe Generale NY:
75,000,000	5.300% due 1/30/08	75,000,000
88,000,000	4.800% due 2/4/08	88,000,000
78,000,000	5.020% due 2/20/08	78,000,000
45,000,000	5.100% due 2/27/08	45,000,352
19,000,000	5.250% due 2/27/08	19,000,000
75,000,000	5.200% due 7/25/08	75,000,000
	Svenska Handelsbanken NY:
125,000,000	4.750% due 1/28/08	125,000,000
125,000,000	4.950% due 2/21/08	125,000,000
123,960,000	5.070% due 3/6/08	123,960,000
125,000,000	4.800% due 3/10/08	125,000,000
85,000,000	5.100% due 4/3/08	85,000,000
48,000,000	4.895% due 6/3/08	48,007,013
75,000,000	5.005% due 10/9/08	75,002,795
88,000,000	Swedbank Sparbanken Svenge AB, 5.590% due 1/17/08	88,000,000
	Toronto Dominion Bank NY:
127,000,000	5.080% due 1/28/08	127,000,000
85,000,000	4.580% due 2/4/08	85,000,000
168,000,000	5.050% due 3/25/08	168,049,948
70,000,000	4.700% due 4/2/08	70,000,000
85,000,000	5.360% due 4/9/08	85,000,000
82,000,000	4.800% due 4/24/08	82,000,000
90,000,000	4.860% due 5/30/08	90,000,000
61,250,000	4.860% due 6/9/08	61,250,000
86,000,000	4.840% due 6/16/08	86,000,000
	UBS AG Stamford CT:
128,000,000	5.440% due 2/19/08	128,000,000
89,000,000	5.030% due 9/15/08	89,000,000
76,500,000	Unicredito Italiano SpA, 4.720% due 9/15/08	76,505,291

See Notes to Financial Statements.

14	Legg Mason Partners Money Market Trust 2007 Annual Report

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 51.7% (continued)
	Unicredito Italiano SpA NY:
$165,000,000	5.340% due 1/7/08	$165,000,000
18,300,000	5.230% due 1/16/08	18,300,000
90,000,000	5.245% due 2/6/08	90,015,449
132,000,000	4.990% due 2/20/08	132,000,000
157,000,000	5.030% due 2/20/08	157,000,000
50,000,000	4.805% due 6/24/08	50,001,186
	Westpac Banking Corp.:
148,000,000	5.150% due 1/15/08	148,000,000
122,000,000	4.750% due 2/1/08	122,000,000

	Total Certificates of Deposit (Yankee)	15,406,352,506

Corporate Bonds & Notes — 2.3%
62,375,000	Kimberly-Clark Corp., 4.420% due 12/19/08 (b)	62,269,721
450,000,000	Morgan Stanley Master Note, 4.800% due 1/2/08	450,000,000
	TIAA Global Markets Inc., Senior Notes:
86,650,000	3.875% due 1/22/08 (b)	86,572,571
	Toyota Motor Credit Corp.:
40,500,000	5.320% due 6/2/08	40,500,000
50,000,000	5.272% due 10/6/08 (c)	49,973,409

	Total Corporate Bonds & Notes	689.315,701

Medium-Term Notes — 3.6%
	Axon Financial Funding LLC:
100,000,000	4.855% due 2/25/08 (d)(e)(f)	100,000,000
50,000,000	4.844% due 5/15/08 (d)(e)(f)	49,999,094
20,000,000	5.360% due 5/22/08 (d)(e)(f)	20,000,000
100,000,000	4.848% due 6/25/08 (d)(e)(f)	99,995,191
50,000,000	5.420% due 7/3/08 (d)(e)(f)	50,000,000
100,000,000	Bear Stearns Cos. Inc., 4.330% due 1/9/08 (c)	100,000,000
50,000,000	Cheyne Finance LLC, 4.824% due 2/25/08 (d)(e)(g)	50,000,000
95,210,842	Issuer Entity LLC, 3.478% due 10/30/08 (d)(h)	91,984,824
70,000,000	Nightingale Finance LLC, Notes, 5.199% due 7/11/08 (b)(c)	69,994,662
	Orion Finance USA LLC:
100,000,000	4.889% due 2/1/08 (d)(e)(i)	99,998,981
50,000,000	5.003% due 2/15/08 (d)(e)(i)	49,998,787
	Premier Asset Collateralized Entity LLC:
30,000,000	4.090% due 1/25/08 (b)(c)	29,999,803
50,000,000	4.085% due 3/17/08 (b)(c)	49,999,504
75,000,000	Royal Bank of Scotland Group PLC, 4.370% due 6/6/08 (b)(c)	75,008,352
75,000,000	Sigma Finance Inc., 5.390% due 2/4/08 (b)	74,999,653
50,000,000	White Pine Finance LLC, 4.075% due 3/19/08 (c)(d)(j)	49,997,969

	Total Medium-Term Notes	1,061,976,820

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	15

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Promissory Notes — 2.3%
$75,000,000	Goldman Sachs Group Inc., 4.120% due 3/25/08 (d)	$75,000,000
525,000,000	Goldman Sachs Promissory Note, 4.750% due 9/16/08 (d)	525,000,000
75,000,000	Merrill Lynch & Co. Inc., 4.889% due 2/11/08 (d)	75,000,000

	Total Promissory Notes	675,000,000

Time Deposits — 1.2%
250,000,000	Calyon Grand Cayman, 4.500% due 1/2/08	250,000,000
112,494,000	Dresdner Bank Grand Cayman, 3.750% due 1/2/08	112,494,000
10,229,000	Natixis Grand Cayman, 3.750% due 1/2/08	10,229,000

	Total Time Deposits	372,723,000

U.S. Government Agencies — 4.4%
	Federal Home Loan Bank (FHLB), Bonds:
67,000,000	4.500% due 10/24/08	67,075,131
45,000,000	5.055% due 12/3/08 (c)	45,000,000
	Federal Home Loan Mortgage Corp. (FHLMC):
84,169,000	4.249% due 2/29/08 (a)	83,588,257
	Discount Notes:
43,000,000	4.275% due 3/17/08 (a)	42,616,010
75,000,000	4.209% due 4/25/08 (a)	74,008,125
46,500,000	4.238% due 6/16/08 (a)	45,604,810
50,000,000	Notes, 4.746% due 3/26/08 (c)	49,994,784
	Federal National Mortgage Association (FNMA):
200,335,000	4.217%-4.218% due 6/18/08 (a)	196,450,654
	Discount Notes:
80,000,000	4.253% due 2/15/08 (a)	79,578,000
200,000,000	4.201% due 3/31/08 (a)	197,925,000
204,150,000	4.255% - 4.277% due 4/30/08 (a)	201,296,429
175,000,000	4.210% due 5/23/08 (a)	172,122,125
45,269,000	4.217% due 6/18/08 (a)	44,391,322

	Total U.S. Government Agencies	1,299,650,647

	TOTAL INVESTMENTS — 99.3% (Cost — $29,587,595,507#)	29,587,595,507
	Other Assets in Excess of Liabilities — 0.7%	215,997,072

	TOTAL NET ASSETS — 100.0%	$29,803,592,579

See Notes to Financial Statements.

16	Legg Mason Partners Money Market Trust 2007 Annual Report

Schedules of Investments (December 31, 2007) (continued)

(a)	Rate shown represents yield-to-maturity.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(d)	Illiquid security.

(e)	Date shown is the date of the next interest rate change. Both principal and interest are currently in default.

(f)	On November 20, 2007, an insolvency event was declared. The Fund has determined that it is currently in its best interest to continue to hold these securities.

(g)	On October 17, 2007, an insolvency event was declared. The Fund has determined that it is currently in its best interest to continue to hold this security.

(h)

The Fund received partial principal payments and the remaining principal was restructured with a maturity date of October 30, 2008. The Fund has determined that it is currently in its best interest to continue to hold this security.

(i)	Subsequent to the reporting period, on January 14, 2008, an insolvency event was declared. The Fund had determined that it is currently in its best interest to continue to hold these securities.

(j)	Subsequent to the reporting period on February 12, 2008, an insolvency event was declared. The Fund has determined that it is currently in its best interest to continue to hold this security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	17

Schedules of Investments (December 31, 2007) (continued)
WESTERN ASSET GOVERNMENT MONEY MARKET FUND

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.6%
U.S. Government Agencies — 96.1%
	Federal Farm Credit Bank (FFCB):
$100,000,000	4.275% due 2/7/08 (a)	$99,563,195
25,000,000	4.208% due 2/14/08 (a)	24,872,278
20,000,000	4.207% due 6/24/08 (a)	19,599,445
20,000,000	4.208% due 6/25/08 (a)	19,597,156
50,000,000	4.200% due 4/17/08 (b)	49,992,651
50,000,000	4.240% due 11/5/08 (b)	50,000,000
50,000,000	4.250% due 11/13/08 (b)	50,000,000
100,000,000	4.280% due 11/21/08 (b)	99,991,227
75,000,000	4.290% due 12/17/08 (b)	74,992,894
	Bonds:
65,000,000	4.230% due 1/24/08 (b)	64,999,205
75,000,000	4.866% due 6/18/08 (b)	74,996,566
75,000,000	4.210% due 1/23/09 (b)	74,996,534
50,000,000	4.210% due 5/15/09 (b)	49,993,160
70,000,000	4.230% due 3/13/08 (b)	69,997,323
	Discount Notes:
35,000,000	4.336% due 1/10/08 (a)	34,962,288
25,000,000	4.317% due 1/11/08 (a)	24,970,208
100,000,000	4.165% due 2/1/08 (a)	99,643,500
25,000,000	4.327% due 2/19/08 (a)	24,854,361
50,000,000	4.174% due 3/6/08 (a)	49,627,153
25,000,000	4.509% due 3/31/08 (a)	24,724,375
25,000,000	4.636% due 4/15/08 (a)	24,669,688
25,000,000	4.246% due 4/23/08 (a)	24,672,771
20,000,000	4.187% due 5/29/08 (a)	19,660,611
25,000,000	4.103% due 6/4/08 (a)	24,567,292
15,000,000	5.095% due 7/22/08 (a)	14,589,771
8,800,000	4.503% due 9/18/08 (a)	8,525,022
9,774,000	4.495% due 9/23/08 (a)	9,463,458
	Federal Home Loan Bank (FHLB):
55,000,000	4.306% due 3/19/08 (a)	54,492,350
50,000,000	4.842% due 8/21/08 (b)	50,023,856
100,000,000	4.801% due 10/29/08 (b)	100,007,220
75,000,000	4.701% due 11/4/08 (b)	75,000,000
75,000,000	4.782% due 11/21/08 (b)	75,000,000
	Bonds:
35,000,000	4.230% due 2/14/08 (b)	34,999,184
50,000,000	4.948% due 3/14/08 (b)	49,994,449
100,000,000	4.766% due 3/20/08 (b)	99,992,579
65,000,000	4.767% due 2/11/09 (b)	65,000,000
50,000,000	4.785% due 2/18/09 (b)	50,000,000
100,000,000	5.069% due 4/2/08 (b)	99,988,614
85,000,000	4.933% due 10/24/08 (b)	84,976,794

See Notes to Financial Statements.

18	Legg Mason Partners Money Market Trust 2007 Annual Report

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 96.1% (continued)
	Discount Notes:
$3,357,000	3.251% due 1/2/08 (a)	$3,356,697
59,782,000	4.400% due 1/30/08 (a)	59,572,032
99,682,000	4.336% due 2/6/08 (a)	99,254,364
100,000,000	4.337% due 2/8/08 (a)	99,547,167
100,000,000	4.368%-4.381% due 2/15/08 (a)	99,459,531
77,075,000	5.024%-5.045% due 2/22/08 (a)	76,528,554
192,000,000	4.343%-4.373% due 2/27/08 (a)	190,691,090
50,000,000	4.249% due 5/28/08 (a)	49,144,889
	Federal Home Loan Mortgage Corp. (FHLMC):
	Discount Notes:
20,000,000	5.219% due 1/7/08 (a)	19,983,167
75,000,000	4.276% due 1/31/08 (a)	74,734,375
108,000,000	5.038%-5.243% due 2/4/08 (a)	107,497,140
50,000,000	5.001% due 2/19/08 (a)	49,667,889
50,000,000	5.045% due 2/25/08 (a)	49,624,167
109,750,000	5.006%-5.238% due 3/3/08 (a)	108,816,662
150,000,000	4.288% due 3/31/08 (a)	148,417,500
27,650,000	4.300% due 4/11/08 (a)	27,322,251
50,000,000	4.318% due 4/21/08 (a)	49,346,333
225,000,000	4.165%-4.263% due 4/25/08 (a)	222,011,597
39,187,000	4.279% due 4/30/08 (a)	38,638,382
144,500,000	4.210%-4.274% due 5/12/08 (a)	142,296,764
25,000,000	4.249% due 6/16/08 (a)	24,517,555
12,500,000	4.021% due 12/8/08 (a)	12,041,031
25,770,000	5.238% due 5/27/08 (a)	25,246,493
	Notes:
50,000,000	4.715% due 3/26/08 (b)	49,994,784
23,585,000	4.250% due 6/23/08	23,470,436
125,000,000	4.670% due 9/30/08 (b)	124,947,416
	Federal National Mortgage Association (FNMA), Discount Notes:
27,445,000	4.700% due 1/2/08 (a)	27,441,455
32,945,000	4.929% due 1/4/08 (a)	32,931,712
24,580,000	5.230% due 1/9/08 (a)	24,552,143
16,198,000	5.034% due 1/30/08 (a)	16,133,802
157,535,000	4.279%-5.263% due 2/1/08 (a)	156,928,944
216,600,000	4.375% due 2/13/08 (a)	215,479,757
50,000,000	4.348% due 2/15/08 (a)	49,730,000
45,753,000	4.359% due 2/20/08 (a)	45,478,800
75,000,000	4.224% due 3/5/08 (a)	74,442,667
75,000,000	4.233% due 3/12/08 (a)	74,379,120
50,000,000	4.271% due 3/19/08 (a)	49,541,750
50,000,000	4.298% due 3/21/08 (a)	49,528,889
6,725,000	4.259% due 3/26/08 (a)	6,658,310
50,000,000	4.532% due 3/27/08 (a)	49,470,861
6,893,000	4.238% due 4/16/08 (a)	6,808,365

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	19

Schedules of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 96.1% (continued)
$75,000,000	4.211% due 4/30/08 (a)	$73,965,000
25,000,000	4.331% due 5/7/08 (a)	24,626,144
100,000,000	4.275% due 5/14/08 (a)	98,442,250
33,333,000	4.248% due 5/21/08 (a)	32,789,894
19,643,000	4.216% due 5/28/08 (a)	19,309,484
25,000,000	5.278%-5.323% due 5/30/08 (a)	24,476,667
86,765,000	4.248%-4.270% due 6/25/08 (a)	84,999,242
50,000,000	4.120% due 8/29/08 (a)	48,661,111

	Total U.S. Government Agencies	5,310,901,811

Repurchase Agreement — 3.5%
194,460,000	Deutsche Bank Securities Inc. tri-party repurchase agreement dated
	12/31/07, 4.250% due 1/2/08; Proceeds at maturity — $194,505,914;
	(Fully collateralized by various U.S. government agency obligations,
	0.000% to 7.500% due 5/12/08 to 12/27/21; Market value —
	$198,349,652)	194,460,000

	TOTAL INVESTMENTS — 99.6% (Cost — $5,505,361,811#)	5,505,361,811
	Other Assets in Excess of Liabilities — 0.4%	20,670,463

	TOTAL NET ASSETS —100.0%	$5,526,032,274

(a)	Rate shown represents yield-to-maturity.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

20	Legg Mason Partners Money Market Trust 2007 Annual Report

Statements of Assets and Liabilities (December 31, 2007)

	Western Asset Money Market Fund	Western Asset Government Money Market Fund

ASSETS:
Investments, at amortized cost	$29,587,595,507	$5,505,361,811
Cash	218,118	1,602,486
Receivable for Fund shares sold	660,078,832	124,849,572
Interest receivable	212,504,085	9,118,326
Receivable for securities sold	532,478	—
Prepaid expenses	362,577	218,862
Other assets	457,738	67,370

Total Assets	30,461,749,335	5,641,218,427

LIABILITIES:
Payable for Fund shares repurchased	642,210,929	111,691,323
Investment management fee payable	9,181,875	1,864,414
Distribution fees payable	2,566,069	451,884
Distributions payable	1,303,516	941,913
Deferred compensation payable	732,204	99,451
Trustees’ fees payable	448,149	37,982
Accrued expenses	1,714,014	99,186

Total Liabilities	658,156,756	115,186,153

Total Net Assets	$29,803,592,579	$5,526,032,274

NET ASSETS:
Par value (Note 5)	$298,095	$55,261
Paid-in capital in excess of par value	29,809,165,826	5,526,039,450
Undistributed net investment income	86,176	48,408
Accumulated net realized loss on investments	(5,957,518)	(110,845)

Total Net Assets	$29,803,592,579	$5,526,032,274

Shares Outstanding:
Class A	29,491,154,525	5,526,094,711

Class B	31,087,054	—

Class C	157,084,122	—

Class I	130,137,813	—

Net Asset Value:
Class A	$1.00	$1.00

Class B	$1.00	—

Class C	$1.00	—

Class I	$1.00	—

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	21

Statements of Operations (For the year ended December 31, 2007)

	Western Asset Money Market Fund	Western Asset Government Money Market Fund

INVESTMENT INCOME:
Interest	$1,481,462,465	$157,295,722

EXPENSES:
Investment management fee (Note 2)	102,364,056	13,127,721
Distribution fees (Notes 2 and 3)	28,408,933	3,095,097
Transfer agent fees (Note 3)	9,209,416	196,000
Registration fees	788,549	72,073
Trustees’ fees	741,422	51,695
Shareholder reports (Note 3)	700,659	77,534
Insurance	463,505	54,243
Legal fees	355,904	185,990
Custody fees	163,684	16,193
Audit and tax	73,759	55,415
Miscellaneous expenses	62,041	9,970

Total Expenses	143,331,928	16,941,931
Less: Fees paid indirectly (Note 1)	(328)	(317)

Net Expenses	143,331,600	16,941,614

Net Investment Income	1,338,130,865	140,354,108

Net Realized Gain (Loss) From Investments Transactions	(5,346,356)	40,667

Increase in Net Assets From Operations	$1,332,784,509	$140,394,775

See Notes to Financial Statements.

22	Legg Mason Partners Money Market Trust 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

Western Asset Money Market Fund	2007	2006

OPERATIONS:
Net investment income	$1,338,130,865	$1,005,713,864
Net realized loss	(5,346,356)	(510,077)

Increase in Net Assets From Operations	1,332,784,509	1,005,203,787

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(1,338,391,606)	(1,005,713,864)

Decrease in Net Assets From Distributions to Shareholders	(1,338,391,606)	(1,005,713,864)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	133,031,766,982	131,032,540,415
Reinvestment of distributions	1,290,108,416	970,565,161
Cost of shares repurchased	(130,089,421,594)	(124,288,287,558)
Net assets of shares issued in connection with merger (Note 6)	194,863,994	—

Increase in Net Assets From Fund Share Transactions	4,427,317,798	7,714,818,018

Increase in Net Assets	4,421,710,701	7,714,307,941

NET ASSETS:
Beginning of year	25,381,881,878	17,667,573,937

End of year*	$29,803,592,579	$25,381,881,878

*Includes undistributed net investment income of:	$86,176	$17,232

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	23

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Western Asset Government Money Market Fund	2007	2006

OPERATIONS:
Net investment income	$140,354,108	$108,311,513
Net realized gain (loss)	40,667	(151,512)

Increase in Net Assets From Operations	140,394,775	108,160,001

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(140,354,133)	(108,311,519)

Decrease in Net Assets From Distributions to Shareholders	(140,354,133)	(108,311,519)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	14,850,921,992	10,914,056,472
Reinvestment of distributions	131,435,699	101,698,743
Cost of shares repurchased	(12,222,709,372)	(10,311,688,580)

Increase in Net Assets From Fund Share Transactions	2,759,648,319	704,066,635

Increase in Net Assets	2,759,688,961	703,915,117

NET ASSETS:
Beginning of year	2,766,343,313	2,062,428,196

End of year*	$5,526,032,274	$2,766,343,313

*Includes undistributed net investment income of:	$48,408	$31,787

See Notes to Financial Statements.

24	Legg Mason Partners Money Market Trust 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

	Class A Shares

Western Asset Money Market Fund	2007(1)	2006(1)(2)		2005(1)(2)	2004(2)		2003(2)

Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000	$1.000		$1.000

Income (Loss) From Operations:
Net investment income	0.048	0.045		0.027	0.009		0.007
Net realized gain (loss)(3)	(0.000)	(0.000)		0.000	0.000		0.000

Total Income From Operations	0.048	0.045		0.027	0.009		0.007

Less Distributions From:
Net investment income	(0.048)	(0.045)		(0.027)	(0.009)		(0.007)
Net realized gains	—	—		—	(0.000	)(3)	—

Total Distributions	(0.048)	(0.045)		(0.027)	(0.009)		(0.007)

Net Asset Value, End of Year	$1.000	$1.000		$1.000	$1.000		$1.000

Total Return(4)	4.90%	4.62%		2.75%	0.90%		0.67%

Net Assets, End of Year (billions)	$29	$25		$18	$17		$20

Ratios to Average Net Assets:
Gross expenses	0.51%	0.52	%(5)	0.58%	0.59%		0.56%
Net expenses(6)	0.51 (7)	0.51	(5)(8)	0.58	0.54	(8)	0.56
Net investment income	4.79	4.55		2.72	0.88		0.68

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)	Amount represents less than $0.0005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.51% and 0.50%, respectively (Note 11).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.70%.

(7)	There was no impact to the expense ratio as a result of fees paid indirectly.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	25

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares

Western Asset Money Market Fund	2007(1)(2)

Net Asset Value, Beginning of Period	$1.000

Income From Operations:
Net investment income	0.034
Net realized gain (loss)(3)	(0.000)

Total Income From Operations	0.034

Less Distributions From:
Net investment income	(0.034)

Total Distributions	(0.034)

Net Asset Value, End of Period	$1.000

Total Return(4)	3.46%

Net Assets, End of Period (millions)	$31

Ratios to Average Net Assets:
Gross expenses(5)	0.98%
Net expenses(5)(6)	0.98
Net investment income(5)	4.31

(1)	For the period March 19, 2007 (inception date) to December 31, 2007.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.0005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

26	Legg Mason Partners Money Market Trust 2007 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares

Western Asset Money Market Fund	2007(1)(2)

Net Asset Value, Beginning of Period	$1.000

Income From Operations:
Net investment income	0.033
Net realized (loss)(3)	(0.000)

Total Income From Operations	0.033

Less Distributions From:
Net investment income	(0.033)

Total Distributions	(0.033)

Net Asset Value, End of Period	$1.000

Total Return(4)	3.35%

Net Assets, End of Period (millions)	$157

Ratios to Average Net Assets:
Gross expenses(5))	1.12%
Net expenses(5)(6)	1.12
Net investment income(5)	4.17

(1)	For the period March 19, 2007 (inception date) to December 31, 2007.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.0005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	27

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

	Class I Shares

Western Asset Money Market Fund	2007(1)	2006(1)(2)		2005(1)(2)	2004(2)		2003(2)

Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000	$1.000		$1.000

Income (Loss) From Operations:
Net investment income	0.049	0.047		0.029	0.010		0.008
Net realized gain (loss)(3)	(0.000)	(0.000)		0.000	0.000		0.000

Total Income From Operations	0.049	0.047		0.029	0.010		0.008

Less Distributions From:
Net investment income	(0.049)	(0.047)		(0.029)	(0.010)		(0.008)
Net realized gains	—	—		—	(0.000	)(3)	—

Total Distributions	(0.049)	(0.047)		(0.029)	(0.010)		(0.008)

Net Asset Value, End of Year	$1.000	$1.000		$1.000	$1.000		$1.000

Total Return(4)	5.04%	4.75%		2.91%	1.00%		0.78%

Net Assets, End of Year (millions)	$130	$163		$121	$86		$128

Ratios to Average Net Assets:
Gross expenses	0.38%	0.39	%(5)	0.43%	0.49%		0.44%
Net expenses(6)	0.38 (7)	0.38	(5)(8)	0.43	0.43	(8)	0.44
Net investment income	4.94	4.68		2.93	0.98		0.76

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)	Amount represents less than $0.0005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.38% and 0.37%, respectively (Note 11).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class I shares will not exceed 0.70%.

(7)	There was no impact to the expense ratio as a result of fees paid indirectly.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Partners Money Market Trust 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

	Class A Shares

Western Asset Government Money Market Fund	2007(1)	2006(1)(2)		2005(1)(2)		2004(2)		2003(2)

Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Income (Loss) From Operations:
Net investment income	0.046	0.044		0.027		0.009		0.006
Net realized gain (loss) (3)	(0.000)	0.000		0.000		0.000		0.000

Total Income From Operations	0.046	0.044		0.027		0.009		0.006

Less Distributions From:
Net investment income	(0.046)	(0.044)		(0.027)		(0.009)		(0.006)
Net realized gains	—	—		(0.000	)(3)	(0.000	)(3)	(0.000	)(3)

Total Distributions	(0.046)	(0.044)		(0.027)		(0.009)		(0.006)

Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return(4)	4.69%	4.45%		2.69%		0.85%		0.62%

Net Assets, End of Year (billions)	$6	$3		$2		$2		$3

Ratios to Average Net Assets:
Gross expenses	0.55%	0.57	%(5)	0.59%		0.57%		0.56%
Net expenses(6)	0.55 (7)	0.55	(5)(8)	0.59		0.54	(8)	0.56
Net investment income	4.53	4.37		2.63		0.82		0.63

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)	Amount represents less than $0.0005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively (Note 11).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.70%.

(7)	There was no impact to the expense ratio as a result of fees paid indirectly.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2007 Annual Report	29

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Western Asset Money Market Fund (“Money Market Fund”) formerly Smith Barney Money Funds Inc.—Cash Portfolio and Western Asset Government Money Market Fund (“Government Money Market Fund”) formerly Smith Barney Money Funds Inc.—Government Portfolio (the “Funds”) are separate diversified investment series of the Legg Mason Partners Money Funds Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Funds were separate diversified investment funds of the Smith Barney Money Funds, Inc. (the “Company”), a Maryland corporation, registered under the 1940 Act as an open-end management investment company.

          Money Market Fund offers four classes of shares, Class A, Class B, Class C and Class I. On February 5, 2007, former Class C shares converted into Class A shares. As of close of business March 16, 2007, the Money Market Fund acquired the assets and certain liabilities of the Legg Mason Partners Exchange Reserve Fund. As a result of the merger, new Class B and C shares were offered.

          The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

          (b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

          (c) Credit and Market Risk. Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values

          As reflected in the Statement of Investments of the Western Asset Money Market Fund, as of December 31, 2007 the fund owned certain of these types of structured securities which are currently in default or have been restructured following default. These holdings represented 2.2% of the Fund’s net assets as of the report date.

30	Legg Mason Partners Money Market Trust 2007 Annual Report

Notes to Financial Statements (continued)

          The fair value of these securities may be different than the amortized cost value reported in the Statement of Investments for each of the Funds. As of the date of this report, the fund continued to meet the requirements of Rule 2a-7 that permits the Funds to utilize amortized cost to value its securities.

          (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

          (e) Fees Paid Indirectly. The Funds’ custodian calculates its fees based on the Funds’ average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of expenses on the Statement of Operations.

          (f) Distributions to Shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (g) Class Accounting. Investment income, common expenses and realized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

          (h) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

          (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

Money Market Fund	(a)	$272,342	—	$(272,342)

	(b)	81,927	$(81,927)	—

Government Money
Market Fund	(a)	$16,646	—	$(16,646)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

Legg Mason Partners Money Market Trust 2007 Annual Report	31

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

          Under the investment management agreement, each Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

          LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds.

          During the year ended December 31, 2007, Class A and I of the Money Market Fund and Class A of the Government Money Market Fund had expense limitations in place of 0.70%.

          Effective January 1, 2008, the manager is permitted to recapture amounts that it has previously voluntarily waived and/or reimbursed to the Funds during the same fiscal year if the Funds’ total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Funds’ prospectus. In no case will the manager recapture any amount that would result, on any particular Fund business day, in the Funds’ total annual operating expenses exceeding the expense cap.

          Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), and LMIS served as distributors of the Funds. In addition, prior to December 1, 2007, PFS Investments, Inc. (“PFS”) served as distributor to the Government Money Market Fund.

          Class A, Class B and Class C shares acquired through exchanges with shares of other Legg Mason Partners Mutual Funds are subject to the contingent deferred sales charge, if any, applicable to the exchanged shares. This could be a maximum of 5.00% for Class B shares and 1.00% for Class A or Class C shares.

          The Funds had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested Trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statements of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Funds and any payments made pursuant to the Plan will be made from the Funds’ general assets. The plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2007, the Funds had accrued $732,204

32	Legg Mason Partners Money Market Trust 2007 Annual Report

Notes to Financial Statements (continued)

and $99,451 for the Money Market Fund and the Government Money Market Fund, respectively, as deferred compensation payable under the Plan.

          Certain officers and one Trustee of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Class Specific Expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan, the Money Market Fund pays a distribution fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.10%, 0.50% and 0.50% of the average daily net assets of each Class, respectively, and the Government Money Market Fund pays a distribution fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

          For the year ended December 31, 2007, class specific expenses were as follows:

Money Market Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A†	$27,653,801	$8,888,134	$692,002
Class B*	136,376	24,693	3,402
Class C*	618,756	296,366	2,720
Class I	—	223	2,535

Total	$28,408,933	$9,209,416	$700,659

†	As of February 5, 2007, former Class C shares converted into Class A shares.
*	For the period March 19, 2007 (inception date) to December 31, 2007.

Government Money Market Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$3,095,097	$196,000	$77,530
Class I‡	—	—	4

Total	$3,095,097	$196,000	$77,534

‡	On March 21, 2007, Class I shares were fully redeemed.

4.	Distributions to Shareholders by Class

Money Market Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Net Investment Income:
Class A†	$1,324,316,721	$999,092,225
Class B*	1,180,573	—
Class C*	5,177,693	—
Class I‡	7,716,619	6,621,639

Total	$1,338,391,606	$1,005,713,864

†

As of February 5, 2007, former Class C shares converted into Class A shares. Distributions from former Class C shares of $151 and $2,761 are included in Class A for the years ended December 31, 2007 and 2006, respectively.

*	For the period March 19, 2007 (inception date) to December 31, 2007.
‡	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Money Market Trust 2007 Annual Report	33

Notes to Financial Statements (continued)

Government Money Market Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Net Investment Income:
Class A	$140,299,171	$107,989,733
Class C*	—	103
Class I†	54,962	321,683

Total	$140,354,133	$108,311,519

*	As of November 20, 2006, Class C shares converted into Class A shares.
†	As of November 20, 2006, Class Y shares were renamed Class I shares and on March 21, 2007 Class I shares were fully redeemed.

5.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. The Trust has the ability to issue multiple classes of shares. Prior to April 16, 2007, the Company had a par value of $0.01 per share.

          Transactions in shares of each class were as follows:

Money Market Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Class A
Shares sold	132,847,493,390	130,965,686,998
Shares issued on reinvestment	1,280,078,529	970,505,430
Shares repurchased	(129,855,648,994)	(124,263,433,864)

Net Increase	4,271,922,925	7,672,758,564

Class B*
Shares sold	22,977,596	—
Shares issued on reinvestment	1,061,037	—
Shares repurchased	(31,072,628)	—
Shares issued with merger (Note 6)	38,121,049	—

Net Increase	31,087,054	—

Class C*
Shares sold	89,638,965	—
Shares issued on reinvestment	5,138,695	—
Shares repurchased	(94,437,409)	—
Shares issued with merger (Note 6)	156,743,871	—

Net Increase	157,084,122	—

Class I†
Shares sold	71,657,031	66,853,417
Shares issued on reinvestment	3,830,022	57,112
Shares repurchased	(108,230,705)	(24,730,844)

Net Increase (Decrease)	(32,743,652)	42,179,685

*	For the period March 19, 2007 (inception date) to December 31, 2007.
†	As of November 20, 2006, Class Y shares were renamed Class I shares.

34	Legg Mason Partners Money Market Trust 2007 Annual Report

Notes to Financial Statements (continued)

          Former Class C shares had shares issued on reinvestment in the amount of 134 and 2,619, and shares repurchased in the amount of 32,265 and 122,850 for the years ended December 31, 2007 and 2006, respectively. On February 5, 2007, these former Class C shares were converted to Class A.

Government Money Market Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Class A
Shares sold	14,850,921,992	10,913,073,768
Shares issued on reinvestment	131,394,724	101,376,993
Shares repurchased	(12,217,421,496)	(10,302,513,705)

Net Increase	2,764,895,220	711,937,056

Class C*
Shares issued on reinvestment	—	95
Shares repurchased	—	(3,255)

Net Decrease	—	(3,160)

Class I†
Shares sold	—	982,704
Shares issued on reinvestment	40,975	321,655
Shares repurchased	(5,287,876)	(9,171,620)

Net Decrease	(5,246,901)	(7,867,261)

*	As of November 20, 2006, Class C shares converted into Class A shares.
†	As of November 20, 2006, Class Y shares were renamed Class I shares and on March 21, 2007 Class I shares were fully redeemed.

          Because the Funds have maintained a $1.00 net asset value per share from inception, the number of shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amounts shown in the Statements of Changes in Net Assets for the corresponding share transactions.

6.	Transfer of Net Assets

As of the close of business March 16, 2007, the Money Market Fund (the “Fund”) acquired the assets and certain liabilities of Legg Mason Partners Exchange Reserve Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Legg Mason Partners Exchange Reserve Fund	Total Net Assets of the Fund

Legg Mason Partners
Exchange Reserve Fund	194,864,920	$194,863,994	$26,355,878,141

          The total net assets of the Acquired Fund before acquisition included accumulated net realized loss of $926 and overdistribution of net investment income of $24,584. Total net assets of the Fund immediately after the transfer were $26,550,742,135. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason Partners Money Market Trust 2007 Annual Report	35

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds made the following distributions:

	Record Date	Payable Date	Class A	Class B	Class C	Class I

Money Market Fund	Daily	01/31/2008	$0.003570	$0.003189	$0.002888	$0.003678

Government Money
Market Fund	Daily	01/31/2008	$0.003191	—	—	—

The tax character of distributions paid during the fiscal year ended December 31, 2007 were as follows:

	Money Market Fund	Government Money Market Fund

Distributions Paid From:
Ordinary Income	$1,338,391,606	$140,354,133

The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

	Money Market Fund	Government Money Market Fund

Distributions Paid From:
Ordinary Income	$1,005,713,864	$108,311,519

          As of December 31, 2007, there were no material differences between the book and tax components of net assets for both Money Market Fund and Government Money Market Fund.

          During the taxable year ended December 31, 2007, the Money Market Fund utilized $926 of a capital loss carryover transferred from the reorganization discussed in Note 6 and $528,309 of its capital loss carryover from prior years and the Government Money Market Fund utilized $40,667 of its capital loss carryover from prior years. As of December 31, 2007, Government Money Market Fund had the following net capital loss carryforward remaining:

Year of Expiration	Government Money Market Fund

12/31/2014	$(110,845)

This amount will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and CGM, a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

36	Legg Mason Partners Money Market Trust 2007 Annual Report

Notes to Financial Statements (continued)

          The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

          SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners Money Market Trust 2007 Annual Report	37

Notes to Financial Statements (continued)

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Funds and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were the then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint.

          The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

38	Legg Mason Partners Money Market Trust 2007 Annual Report

Notes to Financial Statements (continued)

          On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to Second Circuit Court of Appeals. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim,

Legg Mason Partners Money Market Trust 2007 Annual Report	39

Notes to Financial Statements (continued)

the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11.	Special Shareholder Meeting and Reorganization

Shareholders of each Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Funds were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

          The portions of these costs borne by the Funds are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

40	Legg Mason Partners Money Market Trust 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Western Asset Money Market Fund (formerly Cash Portfolio) and Western Asset Government Money Market Fund (formerly Government Portfolio), each a series of Legg Mason Partners Money Market Trust (formerly each a series of Smith Barney Money Funds, Inc.) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Money Market Fund and Western Asset Government Money Market Fund as of December 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2008

Legg Mason Partners Money Market Trust 2007 Annual Report	41

Board Approval of Management and Subadvisory
Agreements (unaudited)

Western Asset Money Market Fund

At a meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), and affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

42	Legg Mason Partners Money Market Fund Trust

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management
          Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

          The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

          The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

Legg Mason Partners Money Market Fund Trust	43

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

          The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was above the median.

          Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

          Additionally, the Board received and considered information comparing the Contractual Management Fees and the actual fees paid (the “Actual Management Fee”), and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

          The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

          Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

          The information comparing the Fund’s Contractual Fees and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median.

          Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and

44	Legg Mason Partners Money Market Fund Trust

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

          The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

          In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

          In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Government Money Market Fund

At a meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for

Legg Mason Partners Money Market Fund Trust	45

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Government Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

Nature, Extent and Quality of the Services under the Management
   Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s

46	Legg Mason Partners Money Market Fund Trust

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

          The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

          The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

          The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as U.S. government money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was above the median.

          Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Legg Mason Partners Money Market Fund Trust	47

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

          Additionally, the Board received and considered information comparing the Contractual Management Fees and the Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

          The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

          Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

          The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as U.S. government money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee and Actual Management Fee (which reflects a fee waiver) were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

          Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

48	Legg Mason Partners Money Market Fund Trust

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Manager Profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies.

          The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

          The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

          In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Money Market Fund Trust	49

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Western Asset Money Market Fund and Western Asset Government Money Market Fund (the “Funds”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)	68

Board Member, American Identity Corp. (doing business as Morpheus Technologies), (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

50	Legg Mason Partners Money Market Fund Trust

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1997 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Legg Mason Partners Money Market Fund Trust	51

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68

Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

52	Legg Mason Partners Money Market Fund Trust

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 149 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

Officers:
Frances M. Guggino Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)

				N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)

				N/A	N/A

Legg Mason Partners Money Market Fund Trust	53

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

David Castano Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1971	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)

				N/A	N/A

Matthew Plastina Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1970	Controller	Since 2007

Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

				N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person” of the Funds as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and of its affiliates.

54	Legg Mason Partners Money Market Fund Trust

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

	Money Market Fund	Government Money Market Fund

Interest from Federal Obligations	0.41%	38.48%

          The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Money Market Trust	55

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Western Asset
Money Market Fund

Western Asset
Government Money Market Fund

TRUSTEES
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
     Chairman
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners
     Fund Advisor, LLC

 SUBADVISERS
Western Asset Management
     Company

 DISTRIBUTOR
Legg Mason Investor Services, LLC

 CUSTODIAN
State Street Bank and Trust
     Company

 TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts
01581

Boston Financial Data
Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts
02171

 INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
 KPMG LLP
345 Park Avenue
New York, New York 10154

Western Asset Money Market
Fund

Western Asset Government
Money Market Fund

The Funds are separate investment series of the Legg Mason Partners Money Market Trust, a Maryland business trust.

LEGG MASON PARTNERS MONEY MARKET TRUST
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form NQs. The Funds’ Forms N-Q are available on the SEC website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/ individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of Legg Mason Partners Money Market Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

WASX01073 2/08      SR08-493

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,000 in 2006 and $94,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $8,000 in 2007. These services consisted of procedures performed in connections with the Re-domiciliation of the various reviews of the Prospectus, Supplements, and Consent Issuances related to the N-1A filings for the LMP Funds were rendered in 2007.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2006 and $4,000 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust were $4,900 in 2007, these services consisted of the procedures performed in connection with the merger on March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section
3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal
financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the
Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and
procedures required by Rule 30a-3(b) under the 1940 Act and 15d-
15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal
control over financial reporting (as defined in Rule 30a-3(d) under the
1940 Act) that occurred during the registrant’s last fiscal half-
year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over
financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: March 6, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: March 6, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: March 6, 2008